Portfolio of Investments
Touchstone Large Company Growth ETF – March 31, 2026 (Unaudited)
Shares		Market Value
	Common Stocks — 99.2%
	Information Technology — 49.8%
49,373	Arista Networks, Inc.*	$ 6,062,017
10,589	Autodesk, Inc.*	2,535,007
26,361	Broadcom, Inc.	8,158,993
6,640	Cadence Design Systems, Inc.*	1,845,057
7,972	Entegris, Inc.	934,637
29,780	Everpure, Inc. - Class A*	1,758,211
591	Fair Isaac Corp.*	630,916
7,762	Intuit, Inc.	3,356,134
37,193	Microsoft Corp.	13,767,733
133,380	NVIDIA Corp.	23,261,472
18,747	Oracle Corp.	2,757,871
11,970	ServiceNow, Inc.*	1,251,463
2,750	Teradyne, Inc.	815,265
		67,134,776
	Communication Services — 19.1%
39,299	Alphabet, Inc. - Class A	11,300,820
10,682	Meta Platforms, Inc. - Class A	6,111,493
42,545	Netflix, Inc.*	4,090,702
19,593	Reddit, Inc. - Class A*	2,638,197
3,450	Spotify Technology SA*	1,672,940
		25,814,152
	Industrials — 14.2%
6,019	GE Vernova, Inc.	5,253,985
9,363	General Electric Co.	2,656,938
23,596	Howmet Aerospace, Inc.	5,437,934
12,230	Siemens Energy AG (Germany) ADR	2,063,446
51,447	Uber Technologies, Inc.*	3,700,583
		19,112,886
	Consumer Discretionary — 8.3%
41,655	Amazon.com, Inc.*	8,675,487
600	Booking Holdings, Inc.	2,526,192
		11,201,679
	Financials — 4.9%
5,549	Mastercard, Inc. - Class A	2,772,613
12,571	Visa, Inc. - Class A	3,799,459
		6,572,072
Shares		Market Value
	Common Stocks — 99.2% (Continued)
	Health Care — 2.9%
13,920	Boston Scientific Corp.*	$ 873,480
49,539	Dexcom, Inc.*	3,111,049
		3,984,529
	Total Common Stocks	$133,820,094
	Short-Term Investment Fund — 0.9%
1,191,150	Dreyfus Government Cash Management, Institutional Shares, 3.53%∞Ω	1,191,150
	Total Investment Securities—100.1% (Cost $75,173,538)	$135,011,244
	Liabilities in Excess of Other Assets — (0.1%)	(77,836)
	Net Assets — 100.0%	$134,933,408
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2026.
Portfolio Abbreviations:
ADR – American Depositary Receipt
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Portfolio of Investments.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$133,820,094	$—	$—	$133,820,094
Short-Term Investment Fund	1,191,150	—	—	1,191,150
Total	$135,011,244	$—	$—	$135,011,244
See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments
March 31, 2026 (Unaudited)
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of March 31, 2026, for the Fund’s investments, is included in the Fund’s Portfolio of Investments. The Fund did not hold or transfer any Level 3 categorized securities during the period ended March 31, 2026.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. and adopted by the Funds’ Board of Trustees and are generally categorized in Level 3.
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security transactions—Security transactions are reflected for financial reporting purposes as of the trade date.
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